                        2,600,000 Shares of Common Stock

                           THE MEN'S WEARHOUSE, INC.


                             UNDERWRITING AGREEMENT


                              _____________, 1997





BEAR, STEARNS & CO. INC.
MORGAN STANLEY & CO. INCORPORATED
PAINEWEBBER INCORPORATED
ROBERTSON, STEPHENS & COMPANY LLC
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, N.Y. 10167

Ladies and Gentlemen:

         The Men's Wearhouse , Inc., a Texas corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, and Robertson, Stephens & Company LLC (collectively, "you" or the "Underwriters"), 1,000,000 shares of common stock, par value $0.01 per share, of the Company ("Common Stock"), and the undersigned selling shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an additional 1,600,000 shares of Common Stock. The preceding aggregate 2,600,000 shares of Common Stock is herein referred to as the "Firm Shares." In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Selling Shareholders propose to sell to the Underwriters, at the option of the Underwriters, up to an additional 390,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and any Additional Shares purchased by the Underwriters are herein referred to as the "Shares."




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         1.      Representations and Warranties of the Company and the Selling
                 Shareholders.

                 A. The Company represents and warrants to, and agrees with, each of the several Underwriters that:

                          (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 333-____), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). Such registration statement, as may be amended by an amendment or amendments thereto, including the prospectus, financial statements, exhibits and all other documents filed as a part thereof, when it shall become effective, is herein called the "Registration Statement"; and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Act (the "Regulations"), is herein called the "Prospectus." The term "Preliminary Prospectus" as used herein means any preliminary prospectus relating to the Shares as described in Rule 430 of the Regulations. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, the date of any Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment," or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

                          (b) Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued a stop order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Shares, nor, to the Company's knowledge, has any of such authorities instituted or threatened to institute any proceedings with respect to a stop order.

                          (c) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date, and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto will comply in all material respects with the applicable provisions of the Act and the Regulations and the Exchange Act and the rules and regulations




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         thereunder and will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time of the first filing of the Preliminary Prospectus with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and the Exchange Act and the rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. No representation and warranty is made in this subsection (c), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or the Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of you as herein stated expressly for use in connection with the preparation thereof. The documents incorporated by reference in the Registration Statement and the Prospectus, when they were first filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder; and any documents so filed and incorporated by reference after the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects with the requirements of the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder.

                          (d) To the Company's knowledge, Deloitte & Touche LLP, who have audited the consolidated financial statements, together with the related schedules and notes, of the Company that are incorporated by reference in the Registration Statement and whose report is also incorporated by reference in the Registration Statement, are independent public accountants with regard to the Company as required by the Act and the Regulations.

                          (e) Each of the Company and The Men's Wearhouse (Nevada) Inc., a Nevada corporation, TMW Texas General, Inc., a California corporation, TMW Texas Limited, Inc., a California corporation, Value Priced Clothing, Inc., a California corporation, Value Priced Clothing II, Inc., a Texas corporation, and Value Priced Liquidators, Inc., a Delaware corporation (the "Corporate Subsidiaries"), has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and the Corporate Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not in the aggregate have a material adverse



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         effect on the Company and the Subsidiaries (as hereinafter defined)
         taken as a whole. TMW Texas Retail, L.P., a Texas limited partnership (together with the Corporate Subsidiaries, the "Subsidiaries"), has been duly formed and is validly existing as a limited partnership under the Texas Revised Limited Partnership Act, as amended, with partnership power and authority to own the properties it currently owns and to conduct the business it currently conducts. Each of the Company and the Corporate Subsidiaries has all corporate power and authority, and all consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, necessary to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except where failure could not reasonably be expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole.

                          (f) The Company has all requisite corporate power and authority to issue, sell and deliver the Shares being issued, sold, and delivered by it in accordance with and upon the terms set forth in this Agreement, the Registration Statement and the Prospectus. Those Shares have been duly authorized and, when delivered and sold in accordance with this Agreement, will be validly issued and outstanding and fully paid and nonassessable, will not have been issued in violation of or subject to any preemptive or similar rights to subscribe for such Shares or any restriction upon the transfer of any shares of capital stock of the Company pursuant to its articles of incorporation, bylaws or any agreement to which the Company is a party or by which the Company is bound. The Common Stock, including the Firm Shares and the Additional Shares, conforms to the description thereof contained in the Registration Statement and the Prospectus.

                          (g) All of the issued and outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. As of the date of this Agreement, the Company had an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. Except as set forth in the Registration Statement, no holders of Common Stock or other securities of the Company have registration rights with respect to any securities of the Company, and all holders of securities of the Company having rights to registration of shares of Common Stock, or other securities, as a result of the filing of the Registration Statement have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, or have included securities in the Registration Statement pursuant to the exercise of such rights.

                          (h) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than
         (i) the Subsidiaries and (ii) the joint venture between one of the Corporate Subsidiaries, Value Priced Liquidators, Inc., and Buxbaum, Ginsberg & Associates, Inc. regarding the acquisition and liquidation of certain assets of Kuppenheimer Men's Clothiers. All the outstanding capital stock of the Corporate Subsidiaries is duly and validly issued, fully paid and nonassessable and is




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         owned by the Company free and clear of any liens, pledges, encumbrances, claims, security interests and other defects in title whatsoever.

                          (i) Neither the Company nor any Subsidiary is in violation of its charter, bylaws or partnership agreement, as the case may be, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, deed of trust, loan agreement, lease, joint venture or other agreement or instrument to which the Company or such Subsidiary is a party or by which any of their properties may be bound, or in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body, the violation of which could reasonably be expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole.

                          (j) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) rights to indemnity hereunder may be limited by federal or state securities laws or public policy underlying such laws, (ii) such enforcement may be subject to applicable federal or state bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting creditors' rights generally and (iii) such enforcement may be limited by equitable principles of general applicability, including concepts of materiality, reasonableness, good faith and fair dealing, equitable subordination and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law or whether codified by statute).

                          (k) The execution and delivery of this Agreement by the Company, the issuance and sale of the Shares by the Company, the performance of the Company's obligations under this Agreement and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary, pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which any of such entities or their respective properties or assets may be bound, or (ii) violate or conflict with any provision of the articles or certificate of incorporation, bylaws or partnership agreement, as the case may be, of the Company or any Subsidiary or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets, and no further approval or authorization of any



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
         shareholder or the board of directors of the Company, or any other person, is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration of the Shares under the Act and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares.

                          (l) The consolidated financial statements of the Company, together with the related schedules and notes, forming a part of the Registration Statement and the Prospectus, fairly present the consolidated financial position and results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply. All consolidated financial statements of the Company, together with the related schedules and notes, incorporated by reference in the Registration Statement have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as may be otherwise stated therein. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis substantially consistent with the financial statements presented therein.

                          (m) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has not been (i) any material adverse change in the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions in the ordinary course of business, (iii) any obligation or liability, direct or contingent, incurred by the Company or the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, except obligations and liabilities incurred or undertaken in the ordinary course of business, (iv) any change in the capital stock of the Company or the Subsidiary or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or the Subsidiary.

                          (n) Except as set forth in the Prospectus, there is not pending or, to the Company's knowledge, threatened any action, suit, claim or proceeding against the Company, the Subsidiaries or any of their respective officers or any of their properties, assets or rights before any court or governmental agency or body that could reasonably be expected to have a material adverse effect on the Company and the Subsidiaries taken as a whole or prevent the consummation of the transactions contemplated herein. There are no contracts or documents of the Company or the Subsidiary that are required to be described in all material respects in the Prospectus or to be filed as exhibits to the




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         Registration Statement by the Act or the Regulations that have not been accurately described in the Prospectus or filed as exhibits to the Registration Statement.

                          (o) The Common Stock currently outstanding is quoted on the Nasdaq National Market, and a notice with respect to the Shares has been duly filed with, and the applicable fees have been paid to, the Nasdaq National Market.

                          (p) The Company has not taken and will not take, directly or indirectly, any action which constituted or which was designed to constitute or which might be reasonably expected to cause or result in stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                 B. Each Selling Shareholder represents and warrants to, and agrees with, each of the several Underwriters that:

                          (a) Such Selling Shareholder has (i) caused a certificate or certificates for the number of Shares to be sold by such Selling Shareholder hereunder to be delivered to David H. Edwab, endorsed in blank or with blank stock powers duly executed, with signatures appropriately guaranteed, such certificate or certificates to be held in the custody of David H. Edwab, in accordance with the terms of a custody agreement in the form heretofore delivered to you, for delivery pursuant to the provisions hereof on the Closing Date and Additional Closing Date, if any, and (ii) granted an irrevocable power of attorney to David H. Edwab, as such Selling Shareholder's attorney-in-fact (the "Attorney-in-Fact") in the form heretofore delivered to you (the custody agreement, together with the irrevocable power of attorney, executed by such Selling Shareholder being hereinafter collectively referred to as the "Custody Agreement").

                          (b) The execution, delivery and performance of this Agreement and the Custody Agreement by or on behalf of such Selling Shareholder and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to the terms of any agreement, trust agreement, instrument, franchise, license or permit to which such Selling Shareholder is a party or by which such Selling Shareholder or any of such Selling Shareholder's property or assets may be bound, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Shareholder or such Selling Shareholder's properties or assets.

                          (c) Such Selling Shareholder has, and at the time of delivery of the Shares to be sold by such Selling Shareholder such Selling Shareholder will have, full legal right, power, authority and capacity, and, except as required under the Act and state



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
         securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies as are required for the execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by such Selling Shareholder hereunder.

                          (d) Each of this Agreement and the Custody Agreement has been duly authorized (if applicable) and duly and validly executed and delivered by such Selling Shareholder and is a valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except to the extent that (i) rights to indemnity hereunder may be limited by applicable federal or state securities laws or the public policy underlying such laws, (ii) such enforcement may be subject to applicable federal or state bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting creditors' rights generally and (iii) such enforcement may be limited by equitable principles of general applicability, including concepts of materiality, reasonableness, good faith and fair dealing, equitable subordination and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law or whether codified by statute).

                          (e) Such Selling Shareholder has good, valid and marketable title to the Shares to be sold by such Selling Shareholder pursuant to this Agreement, free and clear of all liens, pledges, encumbrances, claims, security interests, shareholders' agreements, voting trusts, other defects in title whatsoever and restrictions on transfer (other than those restrictions on transfer imposed by the Act and the securities or Blue Sky laws of certain jurisdictions), with full power to deliver such Shares hereunder, and upon the delivery of and payment for such Shares as herein contemplated, each of the Underwriters will acquire good, valid and marketable title to the Shares purchased by it from such Selling Shareholder, free and clear of all liens, pledges, encumbrances, claims, security interests, shareholders' agreements, voting trusts, other defects in title whatsoever and restrictions on transfer (other than those restrictions on transfer imposed by the Act and the securities or Blue Sky laws of certain jurisdictions).

                          (f) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action which constituted or which was designed to constitute or which might be reasonably expected to cause or result in stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                          (g) When the Registration Statement shall become effective, when any amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any amendment of or supplement to the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any, such parts of the Registration




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
         Statement and the Prospectus and any amendments thereof and supplements thereto as they relate to such Selling Shareholder and are based upon information furnished to the Company by or on behalf of such Selling Shareholder expressly for use therein will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. When the Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such parts of the Preliminary Prospectus and any amendments thereof and supplements thereto as they relate to such Selling Shareholder and are based on information furnished to the Company by or on behalf of such Selling Shareholder expressly for use therein did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

                          (h) The George Zimmer 1988 Living Trust (the "Zimmer Trust") hereby represents and warrants that all of the representations and warranties of the Company set forth in Section 1.A above are true and accurate.

                          (i) Such Selling Shareholder (i) does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement, and (ii) does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company.

                          (j) Such Selling Shareholder does not possess any registration rights with respect to any securities of the Company.

         2. Purchase, Sale and Delivery of the Shares. On the basis of the representations, warranties, Covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, at $_______ per share, the number of Firm Shares set forth opposite the respective names of the Underwriters in Column (1) of Schedule I hereto, and (ii) the Selling Shareholders, severally and not jointly, agree to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Selling Shareholders, at $________ per share, the number of Firm Shares set forth opposite the respective names of the Underwriters in Column (2) of Schedule I hereto. The number of Firm Shares to be sold by each Selling Shareholder to each Underwriter shall be the number which bears the same proportion to the total number of Firm Shares to be sold by such Selling Shareholder, as specified in Schedule II hereto, as the number of Firm Shares set forth opposite the name of such Underwriter in Column (2) of Schedule I bears to the total number of Firm Shares to be sold by all Selling Shareholders, subject to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

         Delivery of certificates, and payment of the purchase price, for the Firm Shares shall be made at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York time, on the fourth business day following the date the Registration Statement becomes effective (unless such time and date are postponed in accordance with the provisions of Section 9 hereof), or at such other time as shall be agreed upon by you, the Selling Shareholders and the Company. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the certificates for the Firm Shares shall be made to the several Underwriters, or to their representative for their respective accounts, against payment by the several Underwriters through their representative of the purchase price for the Firm Shares by wire transfer of next-day funds, to the accounts designated by the Company and the Selling Shareholders at least one business day before the Closing Date, or by certified or official bank checks, in next-day funds, payable to the order of the Company and each Selling Shareholder.

         Certificates for the Firm Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Closing Date. The Company and the Selling Shareholders will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         In addition, the Selling Shareholders hereby grant to the several Underwriters the option to purchase up to 390,000 shares of Common Stock as the Additional Shares at the same purchase price per share to be paid by the several Underwriters to the Company and the Selling Shareholders for the Firm Shares as set forth in this Section 2, for the sole purpose of covering over-allotments in the sale of Firm Shares by the several Underwriters. This option may be exercised at any time (but not more than once) on or before the 30th day following the effective date of the Registration Statement, by written notice by you to the Selling Shareholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least two full business days prior to the Additional Closing Date. The Selling Shareholders will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

         The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same ratio to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Column (2) of Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to the total number of Firm Shares, subject, however, to such adjustments to eliminate any fractional shares as you in your sole discretion shall make. If less than all of the Additional Shares are purchased, the Underwriters will purchase such Additional Shares from each Selling Shareholder in the same proportion as the number of Firm Shares sold by such Selling Shareholder bears to the total number of Firm Shares sold by all Selling Shareholders. The allocation of the Additional Shares to be sold by the Selling Shareholders shall be subject to such adjustments to eliminate any fractional shares as you in your sole discretion shall make.

         Payment for the Additional Shares shall be made by the several Underwriters through their representative by wire transfer of next-day funds, to the accounts designated by the Selling Shareholders at least one business day before the Additional Closing Date, or by certified or official bank check, in next-day funds, payable to the order of each Selling Shareholder at the offices of Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to the Underwriters or to their representative for their respective accounts.

         3. Offering. It is understood that after the Registration Statement becomes effective, the Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

         4.      Covenants of the Company and the Selling Shareholders.

                 A. The Company covenants and agrees with the several Underwriters that:

                          (a) The Company will use its reasonable best efforts to cause the Registration Statement and any amendment thereof to become effective as promptly as possible and will notify you immediately (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (iv) of the receipt of any comments from the Commission, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible.

                          (b) The Company will not file at any time, whether before or after the effective date of the Registration Statement, any amendment to the Registration Statement or any amendment of or supplement to the Prospectus unless (i) you shall have been provided a copy of such proposed amendment or supplement within a reasonable time before the proposed filing, (ii) such proposed amendment or supplement complies in all material respects with the Act and the Regulations, and (iii) you shall have provided your consent to such proposed filing, which consent shall not be unreasonably withheld.

                          (c) If at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its reasonable best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                          (d) The Company will promptly deliver to each of you two copies of the executed Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, without exhibits, if any, as you may reasonably request.

                          (e) The Company will endeavor in good faith, in cooperation with you, at or prior to the time the Registration Statement becomes effective, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares in such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; provided, however, the Company shall not be obligated under this subsection (e) to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not qualified as of the date of this Agreement.

                          (f) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (which need not be audited, but which shall satisfy the provisions of Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

                          (g) During a period of 90 days from the effective date of the Registration Statement, the Company will not, without your prior written consent, issue, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), and the Company will obtain the undertaking of each of its officers and directors not to engage in any of the aforementioned transactions on the Company's behalf, other than (i) the sale of Shares hereunder or the Company's issuance of Common Stock upon the exercise of presently outstanding stock options, (ii) sales of Common Stock to the Company's Employee Stock Plan, consistent with past practices of the Company, and (iii) issuances of options to purchase Common Stock under the Company's employee and non-employee director stock option plans in effect on the date hereof, provided such options are not exercisable within such 90-day period. In addition, notwithstanding anything to the contrary contained herein, during the period of 90 days from the effective date of the Registration Statement, the Company will not agree, without your prior written consent, with any holder of options to purchase Common Stock to amend or modify any such options, or take any other actions, to provide for such options to become exercisable within such 90-day period.

                          (h) During a period of three years from the effective date of the Registration Statement, the Company will furnish to you copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission, any national securities exchange or the National Association of Securities Dealers, Inc. ("NASD").

                          (i) The Company will apply the net proceeds available to it from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.

                 B. Each Selling Shareholder covenants and agrees with the several Underwriters that:

                          (a) During a period of 90 days from the effective date of the Registration Statement, no Selling Shareholder (including such Selling Shareholder's successors, assigns, heirs and legatees) will, without your prior written consent, sell, offer or agree to sell, or otherwise dispose of, directly or indirectly, any Common Stock other than such Selling Shareholder's Shares in accordance with the terms of this Agreement and except that the Zimmer family foundation shall not be subject to such restrictions on transfer. Except as otherwise expressly provided in the immediately preceding sentence, such Selling Shareholder agrees and consents to the entry of stop-transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such Selling Shareholder during such 90-day period without your prior written consent.

                          (b) Such Selling Shareholder will advise the Attorney-in-Fact before the Closing Date or the Additional Closing Date, as the case may be, if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section

         6(f) would be inaccurate if made as of the Closing Date or the Additional Closing Date, as the case may be.

                          (c) Such Selling Shareholder will cooperate with the Company in endeavoring to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose.

         5. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any Preliminary Prospectus, the Prospectus and any amendments thereof or supplements thereto, the underwriting documents (including this Agreement) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) the inclusion of the Shares in the Nasdaq National Market, (v) the filing fees for the review of the terms of the public offering of the Shares by the NASD, (vi) the cost of printing certificates representing the Shares, and (vii) all other costs and expenses incident to the performance of the Company's and the Selling Shareholders' obligations hereunder and not otherwise specifically provided for in this Section.

         6. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders herein contained, as of the date hereof and as of the Closing Date (or in the case of the Additional Shares, as of the Additional Closing Date), to the absence from any certificates, opinions, written statements or letters furnished to you or to Gardere & Wynne, L.L.P. ("Underwriters' Counsel") pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and the Selling Shareholders of their obligations hereunder, and to the following additional conditions:

                          (a) The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by you, and, at or prior to the Closing Date or the Additional Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                          (b) At the Closing Date and the Additional Closing Date, if any, you shall have received the opinion of Fulbright & Jaworski L.L.P., counsel for the Company, dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                                  (i)      Each of the Company and the
                 Corporate Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Corporate Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not in the aggregate have a material adverse effect on the Company and the Corporate Subsidiaries taken as a whole. Each of the Company and the Corporate Subsidiaries has all requisite corporate power and authority to own, lease and license its respective properties and conduct its business as described in the Registration Statement and the Prospectus.

                                  (ii)     All of the issued and outstanding
                 shares of capital stock of the Corporate Subsidiaries have been duly and validly issued and are fully paid and nonassessable and free of statutory preemptive rights and, to the knowledge of such counsel, are free of any other preemptive rights and are owned by the Company, free and clear of any adverse claim within the meaning of the Uniform Commercial Code, as in effect in the State of New York (the "UCC"), and to the knowledge of such counsel, there are no outstanding options, warrants, or other rights to purchase, or securities convertible into or exchangeable for, shares of capital stock of any Corporate Subsidiary. TMW Texas Retail, L.P., a Texas limited partnership, has been duly formed and is validly existing as a limited partnership under the Texas Revised Limited Partnership Act, as amended, with partnership power and authority to own the properties it currently owns and to conduct the business it currently conducts.

                                  (iii)    The authorized, issued and
                 outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Description of Capital Stock" as of the date stated therein. All of the issued and outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of any statutory preemptive rights, and to the knowledge of such counsel, were not issued in violation of any other preemptive rights, co-sale right, right of first refusal or other similar right.

                                  (iv)     The Shares to be issued and sold by
                 the Company to the Underwriters pursuant to this Agreement have been duly and validly authorized and, upon issuance and delivery against payment therefor in accordance with this

                 Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of any statutory preemptive rights, and to the knowledge of such counsel, any other preemptive rights, co-sale right, right of first refusal, or other similar right.

                                  (v)      The terms and provisions of the
                 capital stock of the Company conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

                                  (vi)     The information in the Prospectus
                 under the caption "Description of Capital Stock," to the extent it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                                  (vii)    This Agreement has been duly and
                 validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (1) rights to indemnity hereunder may be limited by federal or state securities laws or public policy underlying such laws, (2) such enforcement may be subject to applicable federal or state bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting creditors' rights generally and (3) such enforcement may be limited by equitable principles of general applicability, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, equitable subordination and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law or whether codified by statute).

                                  (viii)   The execution and delivery of this
                 Agreement by the Company, the issuance and sale of the Shares by the Company, the performance of the Company's obligations under this Agreement and the consummation of the transactions contemplated hereby by the Company will not (1) result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any agreement or instrument filed as an exhibit to the Registration Statement or any other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which any of such entities or their respective properties or assets may be bound and identified to such counsel as being material and set forth on an exhibit to such opinion, or (2) violate any provision of the articles or certificate of incorporation, bylaws or partnership agreement, as the case may be, of the Company or any Subsidiary, or, to the knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets; provided, however, that no opinion need be rendered concerning state securities or Blue Sky laws.

                                  (ix) To the knowledge of such counsel, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), and (2) such as have been made or obtained under the Act.

                                  (x)      To the knowledge of such counsel,
                 (1) there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any Subsidiary which is of a character required to be disclosed in the Registration Statement and the Prospectus and which has not been properly disclosed therein, and (2) there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                                  (xi)     To the knowledge of such counsel,
                 except as set forth in the Registration Statement and the Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to the securities of the Company and all holders of securities of the Company having rights to registration of shares of Common Stock, or other securities, as a result of the filing of the Registration Statement have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, or have included securities in the Registration Statement pursuant to the exercise of such rights.

                                  (xii)    The Registration Statement has
                 become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission.

                                  (xiii)   As of the effective date of the
                 Registration Statement, the Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus and in any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

                 In addition, such counsel shall state that, although they assume no responsibility for the accuracy or completeness of the statements in the Registration Statement and the Prospectus, they have participated in the preparation of the Registration Statement and Prospectus and in conferences with officers and other representatives of the Company, Underwriters' Counsel, representatives of the independent public accountants for the Company and your representatives at which the contents of the Registration Statement and Prospectus were discussed, and that, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (or any amendment thereof or supplement thereto prior to the Closing Date or the Additional Closing Date, as the case may be, as of the date of such amendment or supplement), on the basis of the foregoing (relying as to materiality to a large degree upon the opinions of officers and other representatives of the Company), no facts have come to their attention that lead them to believe that either (1) the Registration Statement, as of the time it became effective (or any amendment thereto made prior to the Closing Date or the Additional Closing Date, as the case may be, as of the date of such amendment), contained or as of the Closing Date or the Additional Closing Date, as the case may be, contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (2) the Prospectus, as of the date thereof (or any amendment thereof or supplement thereto made prior to the Closing Date or the Additional Closing Date, as the case may be, as of the date of such amendment or supplement), contained or as the Closing Date or the Additional Closing Date, as the case may be, contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except with respect to the financial statements or schedules or other financial or statistical data included in the Registration Statement or the Prospectus as to which such counsel need express no opinion).

                 In rendering its opinion hereunder, such counsel may rely:
         (A) as to matters of fact, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents regarding the corporate or limited partnership existence or good standing of the Company and the Subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel; and (B) as to matters involving the application of laws other than the laws of the United States and the States of California, New York and Texas, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel and familiar with the applicable laws. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel for the Company and, in their opinion, you and they are justified in relying thereon. A copy of the opinion of any such other counsel shall be attached to the opinion of such counsel for the Company. The opinion shall also state that as used therein, the qualification "to the knowledge of such counsel" does not indicate or imply that counsel rendering the opinion have not conducted such review as they, in their professional judgment, have deemed necessary or appropriate to render such opinion, but does indicate that such counsel have relied upon factual certificates, representations and information from the Company and its representatives having such scope and form as counsel have deemed appropriate.

                 (c) At the Closing Date and the Additional Closing Date, if any, you shall have received the favorable opinion of Fulbright & Jaworski L.L.P., counsel for the Selling Shareholders other than the Zimmer Trust, dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                                  (i)      This Agreement and the Custody
                 Agreement have been duly executed and delivered by or on behalf of each such Selling Shareholder and is a valid and binding obligation of each such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except to the extent that (1) rights to indemnity hereunder may be limited by applicable federal or state securities laws or the public policy underlying such laws, (2) such enforcement may be subject to applicable federal or state bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting creditors' rights generally, and (3) such enforcement may be limited by equitable principles of general applicability, including concepts of materiality, reasonableness, good faith and fair dealing, equitable subordination and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law or whether codified by statute).

                                  (ii)     To the knowledge of such counsel,
                 each such Selling Shareholder that is not a natural person has the requisite power and authority to enter into and to perform its obligations under this Agreement and the Custody Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder pursuant hereto.

                                  (iii)   To the knowledge of such counsel, no
                 consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits are required for the execution, delivery and performance of this Agreement and the Custody Agreement, and the consummation of the transactions contemplated hereby by any such Selling Shareholder, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), and (2) such as have been made or obtained under the Act.

                                  (iv)     To the knowledge of such counsel,
                 upon the delivery of and payment for the Shares to be sold by such Selling Shareholders pursuant to this Agreement as herein contemplated, and assuming each Underwriter takes delivery without knowledge of any adverse claims, such Underwriter will be a bona fide purchaser with respect to such Shares within the meaning of Article 8 of the UCC and will acquire all rights of such Selling Shareholder in such Shares, free and clear of all adverse claims.

                                  (v)      The statements in the Prospectus
                 under the caption "Selling Shareholders," insofar as such statements refer to such Selling Shareholders and constitute a summary of the matters referred to therein, fairly present the information required to be presented by the Act or the Regulations.

                 In rendering its opinion hereunder, such counsel may rely: (A) as to matters of fact, on certificates of such Selling Shareholders, provided that copies of any such certificates shall be delivered to Underwriters' Counsel; and (B) as to matters involving the application of laws other than the laws of the United States and the States of California, New York and Texas, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel and familiar with the applicable laws. The opinion of such counsel for such Selling Shareholders shall state that the opinion of any such other counsel is in form satisfactory to such counsel for such Selling Shareholders and, in their opinion, you and they are justified in relying thereon. A copy of the opinion of any such other counsel shall be attached to the opinion of such counsel for such Selling Shareholders. The opinion shall also state that as used therein, the qualification "to the knowledge of such counsel" does not indicate or imply that counsel rendering the opinion have not conducted such review as they, in their professional judgment, have deemed necessary or appropriate to render such opinion, but does indicate that such counsel have relied upon factual certificates, representations and information from such Selling Shareholders and their representatives having such scope and form as counsel have deemed appropriate.

                          (d) At the Closing Date and the Additional Closing Date, if any, you shall have received the favorable opinion of Cooley, Godward, Castro, Huddleston & Tatum, counsel for the Zimmer Trust, dated the Closing Date or the Additional Closing

         Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                                  (i)      This Agreement and the Custody
                 Agreement have been duly executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding obligation of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except to the extent that (1) rights to indemnity hereunder may be limited by applicable federal or state securities laws or the public policy underlying such laws, (2) such enforcement may be subject to applicable federal or state bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting creditors' rights generally, and (3) such enforcement may be limited by equitable principles of general applicability, including concepts of materiality, reasonableness, good faith and fair dealing, equitable subordination and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law or whether codified by statute).

                                  (ii)     To the knowledge of such counsel,
                 such Selling Shareholder has the requisite power and authority to enter into and to perform its obligations under this Agreement and the Custody Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder pursuant hereto.

                                  (iii)   To the knowledge of such counsel, no
                 consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits are required for the execution, delivery and performance of this Agreement and the Custody Agreement, and the consummation of the transactions contemplated hereby by such Selling Shareholder, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), and (2) such as have been made or obtained under the Act.

                                  (iv)     To the knowledge of such counsel,
                 upon the delivery of and payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement as herein contemplated, and assuming each Underwriter takes delivery without knowledge of any adverse claims, such Underwriter will be a bona fide purchaser with respect to such Shares within the meaning of Article 8 of the UCC and will acquire all rights of such Selling Shareholder in such Shares, free and clear of all adverse claims.

                                  (v)      The statements in the Prospectus
                 under the caption "Selling Shareholders," insofar as such statements refer to such Selling Shareholder and constitute a summary of the matters referred to therein, fairly present the information required to be presented by the Act or the Regulations.

                 In rendering its opinion hereunder, such counsel may rely: (A) as to matters of fact, on certificates of such Selling Shareholder, provided that copies of any such certificates shall be delivered to Underwriters' Counsel; and (B) as to matters involving the application of laws other than the laws of the United States and the State of California, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel and familiar with the applicable laws. The opinion of such counsel for such Selling Shareholder shall state that the opinion of any such other counsel is in form satisfactory to such counsel for such Selling Shareholder and, in their opinion, you and they are justified in relying thereon. A copy of the opinion of any such other counsel shall be attached to the opinion of such counsel for such Selling Shareholder. The opinion shall also state that as used therein, the qualification "to the knowledge of such counsel" does not indicate or imply that counsel rendering the opinion have not conducted such review as they, in their professional judgment, have deemed necessary or appropriate to render such opinion, but does indicate that such counsel have relied upon factual certificates, representations and information from such Selling Shareholder and its representatives having such scope and form as counsel have deemed appropriate.

                 (e) At the Closing Date and the Additional Closing Date, if any, you shall have received a certificate of the President and the Chief Operating and Financial Officer of the Company, dated the Closing Date or the Additional Closing Date, as the case may be, to the effect that the condition set forth in subsection (a) of this
         Section 6 has been satisfied, that as of the date hereof and as of the Closing Date or the Additional Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 1 hereof are accurate, and that as of the Closing Date or the Additional Closing Date, as the case may be, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

                 (f) At the Closing Date and the Additional Closing Date, if any, you shall have received a certificate executed by the Attorney-in-Fact on behalf of the Selling Shareholders, dated the Closing Date or the Additional Closing Date, as the case may be, to the effect that the representations and warranties of such Selling Shareholders set forth in Section 1 hereof are accurate, and that as of the Closing Date, the obligations of such Selling Shareholders to be performed hereunder on or prior thereto have been duly performed.

                 (g) At the time this Agreement is executed and at the Closing Date and the Additional Closing Date, if any, you shall have received a letter, from Deloitte & Touche LLP, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to you, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them;
         (ii) in their opinion, the financial statements of the Company incorporated by reference in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and the Subsidiaries, a reading of the minutes of meetings and consents of the shareholders and boards of directors or the partners (as the case may be) of the Company and the Subsidiaries and the committees of such boards subsequent to February 1, 1997, inquiries of officers and other employees or partners (as the case may be) of the Company and the Subsidiaries who have responsibility for financial and accounting matters of the Company and the Subsidiaries with respect to transactions and events subsequent to February 1, 1997, and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) with respect to the period subsequent to February 1, 1997 there were, as of the date of the most recent available monthly consolidated financial statements of the Company and the Subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or shareholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter, or (B) that during the period after February 1, 1997 to the date of the most recent available monthly consolidated financial statements of the Company and the Subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year of the Company, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information pertaining to the Company and the Subsidiaries set forth or incorporated by reference in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Company and the Subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement. In addition, you shall have received from Deloitte & Touche LLP a letter addressed to the Company and made available to you for use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's consolidated financial statements for the fiscal year ended February 1, 1997, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

                 (h) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable opinion, dated as of the Closing Date and the Additional Closing Date, as the case may be, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters, as you may reasonably require, and the Company and the Selling Shareholders shall have furnished to Underwriters' Counsel such documents as Underwriters' Counsel request for the purpose of enabling them to pass upon such matters.

                 (i) Prior to the Closing Date and the Additional Closing Date, the Company and the Selling Shareholders shall have furnished to you such further information, certificates and documents as you may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company and the Selling Shareholders in writing, or by telephone, telex or telegraph, confirmed in writing.

         7.      Indemnification.

                 (a) The Company and the Zimmer Trust, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and the Zimmer Trust will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through you expressly for use therein, and the indemnification obligation of the Zimmer Trust will be limited in amount to the proceeds actually received by it from the sale of its Shares pursuant to this Agreement; and provided further, that the indemnification rights in this Section 7(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, liability, claim, damage or expense arising from the sale of Shares by such Underwriter to any person if a copy of the Prospectus, as amended or supplemented, shall not have been delivered or sent to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, as amended or supplemented, provided that the Company delivered the Prospectus, as amended or supplemented, to the several Underwriters on a timely basis to permit such delivery or sending. This indemnity agreement will be in addition to any liability which the Company or the Zimmer Trust may otherwise have, including under this Agreement.

                 (b) Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, each Selling Shareholder, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Underwriters' representative expressly for use therein. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement. The Company acknowledges that the statements set forth in the last paragraph of the cover page and in the first three paragraphs and the last sentence of the fifth paragraph under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement, as originally filed or in any amendment thereof, any Preliminary Prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

                 (c) Each Selling Shareholder, severally and not jointly (in the proportion that the number of Shares sold by such Selling Shareholder bears to the total number of Shares sold pursuant hereto), agrees to indemnify and hold harmless each Underwriter, the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Selling Shareholder furnished to the Company by such Selling Shareholder, directly or through such Selling Shareholder's representative, expressly for use therein. This indemnity will be in addition to any liability which any such Selling Shareholder may otherwise have, including under this Agreement.

                 (d) Promptly after receipt by an indemnified party under subsection (a), (b), or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, in which case such indemnifying party only shall be responsible for such fees and expenses, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties with respect to such defenses), in any of which events such fees and expenses shall be borne by the indemnifying parties; provided, however, that the indemnifying parties shall, in connection with any one such action or separate actions substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties, which firm, in the case of the Underwriters and controlling persons, shall be designated by all of the Underwriters and, in the case of the Company, the Selling Shareholders, and the officers, directors and controlling persons of the Company, shall be designated by the Company. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

         8. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Shareholders, and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and any Selling shareholder any contribution received by the Company or such Selling Shareholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) to which the Company, one or more of the Selling Shareholders, and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders, and the Underwriters from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Shareholders, and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders, and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions, but before deducting expenses) received by the Company, (y) the total proceeds from the offering (net of underwriting discounts and commissions, but before deducting expenses) received by the Selling Shareholders and (z) the underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, of the Selling Shareholders, and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders, or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, (ii) in no case shall any Selling Shareholder be liable or responsible for any amount that exceeds the proceeds actually received by that Selling Shareholder from the sale of his, her, or its Shares pursuant to this Agreement, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, each person, if any, who controls a Selling Shareholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Selling Shareholder, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i), (ii), and (iii) of the immediately preceding sentence of this
Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

         9.      Default by an Underwriter.

                 (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or the Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) of this
         Section 9) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Column (1) of Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non- defaulting Underwriters.

                 (b) In the event that such default relates to more than 10% of the number of the Firm Shares or the Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm Shares or the Additional Shares, as the case may be, to which such default relates as provided in this Section 9, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Selling Shareholders to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Shareholders with respect thereto (except in each case as provided in Sections 5, 7(a), 7(c), and 8 hereof) or the several Underwriters (except as provided in
         Section 7(b) and 8 hereof), but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters, the Company, and the Selling Shareholders for damages occasioned by its or their default hereunder.

                 (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date, or you or the Selling Shareholders jointly shall have the right to postpone the Additional Closing Date, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

         10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company, and the Selling Shareholders contained in this Agreement, including the agreements contained in Section 5, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, by or on behalf of the Company, any of its officers and directors or any controlling person thereof, or by or on behalf of any Selling Shareholder or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the several Underwriters. The representations contained in Section 1 and the agreements contained in Sections 5, 7, 8 and 11(d) hereof shall survive the termination of this Agreement including pursuant to Section 9 or Section 11 hereof.

         11.     Effective Date of Agreement; Termination.

                 (a) This Agreement shall become effective at such time after notification of the effectiveness of the Registration Statement as you, the Company, and the Selling Shareholders shall agree upon the initial public offering price and the purchase price per Share. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 p.m., New York time, on the seventh full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Shareholders, or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated (i) by the Company by notifying you and the Selling Shareholders, (ii) by the Selling Shareholders by their joint action directly or by the Attorney-in-Fact on behalf of all of the Selling Shareholders by notifying the Company and you, or (iii) by you or by your representative on behalf of all of you by notifying the Company and the Selling Shareholders. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 1, 5, 7 and 8 hereof shall at all times be in full force and effect.

                 (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date or the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, securities markets; or if trading on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or if the United States shall have become involved in a war or major hostilities; or if a banking moratorium has been declared by a state or federal authority, or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if any new restriction materially adversely affecting the distribution of the Firm Shares or the Additional Shares, as the case may be, shall have become effective; or if there shall have been such change in the market for the

         Company's securities or securities in general or in political, financial or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale and delivery of the Firm Shares, or the Additional Shares, as the case may be, on the terms contemplated by the Prospectus.

                 (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

                 (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 11(a) hereof or (ii) Sections 9(b) or 11(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the several Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof, the Company and the Selling Shareholders will, jointly and severally, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel) incurred by the several Underwriters in connection herewith.

         12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Corporate Finance; if sent to the Company or any Selling Shareholder, shall be mailed, delivered, or telegraphed and confirmed in writing, to the Company, 40650 Encyclopedia Circle, Fremont, California 94538, Attention: David H. Edwab.

         13. Parties. The Company and the Selling Shareholders shall be entitled to act and rely on any request, notice, consent, waiver or agreement purportedly given on behalf of the Underwriters when the same shall have been given by Bear, Stearns & Co. Inc. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the Selling Shareholders and the controlling persons, directors, officers, employees and agents referred to in Sections 7 and 8, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

         14. Construction. This Agreement shall be governed by, enforced under, and construed in accordance with the internal laws of the State of New York, without giving effect to the rules governing conflicts of laws. In this Agreement, (i) "including" means "including, without limitation," (ii) "person" means any individual or natural person and any entity or association of any kind, and (iii) "business day" means any day on which the Nasdaq National Market is open for trading.

            [THE IMMEDIATELY FOLLOWING PAGE IS THE SIGNATURE PAGE.]

         If the foregoing correctly sets forth the understanding among you, the Company, and the Selling Shareholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                        Very truly yours,

                                        THE MEN'S WEARHOUSE, INC.


                                        By:
                                               -----------------------------
                                        Name:
                                               -----------------------------
                                        Title:
                                               -----------------------------



                                        SELLING SHAREHOLDERS


                                        By:
                                            --------------------------------
                                            David H. Edwab,
                                            Attorney-in-Fact for the Selling
                                            Shareholders named in Schedule II
                                            hereto

Accepted as of the date first above written.

BEAR, STEARNS & CO. INC.
MORGAN STANLEY & CO. INCORPORATED
PAINEWEBBER INCORPORATED
ROBERTSON, STEPHENS & COMPANY LLC


By:  BEAR, STEARNS & CO. INC.


By:      ________________________

Its:     ________________________

On behalf of itself and the other several
Underwriters named in Schedule I hereto.

                                   SCHEDULE I


                                                    (1)                                   (2)
                                           Number of Firm Shares                Number of Firm Shares
                                           to Be Purchased                      to Be Purchased from the
Name of Underwriter                        from the Company                     Selling Shareholders
-------------------                        -------------------                  ------------------------
Bear, Stearns & Co. Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Robertson, Stephens
  & Company LLC
                                               ---------                                 ---------
  Totals                                       1,000,000                                 1,600,000
                                               =========                                 =========

                                  SCHEDULE II



                                                                    Number of
                                                                    Firm Shares
Name of Selling Shareholder                                         to Be Sold
---------------------------                                         ----------
The George Zimmer 1988 Living Trust                                   325,000
Robert E. Zimmer                                                      825,000
Richard E. Goldman                                                    300,000
The James Edward Zimmer
  1989 Living Trust                                                   150,000
                                                                      -------

  Totals                                                            1,600,000
                                                                    =========